UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a - 6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a - 12
COLUMBIA PROPERTY TRUST, INC.
(Name of Registrant as Specified in its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 2, 2016.

COLUMBIA PROPERTY TRUST, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	February 23, 2016
	Date: May 2, 2016	Time: 9:30 AM Eastern Time
	Location:	The Westin Atlanta Perimeter North 7 Concourse Parkway NE Atlanta, Georgia 30328

You are receiving this communication because you hold shares in the company named above.
COLUMBIA PROPERTY TRUST, INC. ONE GLENLAKE PARKWAY, SUITE 1200 ATLANTA, GEORGIA 30328
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

----- Before You Vote -----
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT		ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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1)	BY INTERNET:	www.proxyvote.com
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----- How to Vote -----
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.
Vote on Directors

1.	ELECTION OF DIRECTORS

	Nominees:
	01)	Carmen M. Bowser	06)	Murray J. McCabe
	02)	Charles R. Brown	07)	E. Nelson Mills
	03)	Richard W. Carpenter	08)	Michael S. Robb
	04)	John L. Dixon	09)	George W. Sands
	05)	David B. Henry	10)	Thomas G. Wattles

Vote on Proposals
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered accounting firm for 2016.

3.	To approve, on an advisory basis, executive officer compensation, sometimes referred to as a "say on pay."

4.	To consider and act upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.